UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 18, 2008

Cowlitz Bancorporation (Exact Name of Registrant as specified in its charter)

Washington	0-23881	91 - 529841
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

927 Commerce Ave. Longview, Washington 98632 Address of Principal Executive Office and Zip Code

Registrant's telephone number including area code 360-423-9800 Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 8.01      Other Events.

     Cowlitz Bancorporation (the “Company”) currently holds 70,000 shares of Federal National Mortgage Association (“Fannie Mae”) preferred stock. As previously reported in the Company’s Form 10-Q for the quarterly period ended June 30, 2008, the Company recorded an other-than-temporary impairment charge of $232,000, reducing the carrying value of the Fannie Mae preferred stock to $1,540,000. In connection with recent actions taken by the U.S. Treasury Department and the Federal Housing Finance Agency with respect to Fannie Mae and the Federal Home Loan Mortgage Agency, the market value of the Fannie Mae preferred stock has declined significantly since June 30, 2008.

     The Company expects to record a non-cash charge to earnings in the third quarter of 2008 to recognize an additional other-than-temporary write-down of the Fannie Mae preferred stock. The amount of the impairment charge and any tax benefit related thereto will be determined as of September 30, 2008. The Company expects to remain “well-capitalized” for regulatory purposes after the impairment charge.

FORWARD-LOOKING STATEMENTS

     Statements in this report regarding future events, performance, or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA") and are made pursuant to the safe harbors of the PSLRA. Examples of forward-looking statements in this report include estimates of the amount of the Company's charge, its projected regulatory capital levels and the extent of a tax benefit, if any. Actual results could be different from those expressed or implied by the forward looking statements. Forward looking statements speak only as of the date made, and the Company does not undertake any obligation to update such statements. A number of factors could cause results to differ significantly from current expectations, including, among others, changes in the market price of Fannie Mae preferred stock, additional announcements or developments with respect to Fannie Mae, and various risk factors identified in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 under Part II, Item 1A; the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 under Part I, Item 1A; and under the heading Forward-Looking Statements in the Company’s filings with the SEC.

Item 9.01      Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits
None

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWLITZ BANCORPORATION
(Registrant)

Date:	September 18, 2008	By:	/s/ Gerald L. Brickey
Gerald L. Brickey, Chief Financial Officer